                                                                   EXHIBIT 20.16



                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                         MONTHLY SERVICER'S CERTIFICATE



         Accounting Date:                                          July 31, 1999
                                                      --------------------------
         Determination Date:                                      August 6, 1999
                                                      --------------------------
         Distribution Date:                                      August 16, 1999
                                                      --------------------------
         Monthly Period Ending:                                   July 31, 1999
                                                      --------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



     I.  Collection  Account  Summary

         Available Funds:
                           Payments Received                                                    $17,167,526.79
                           Liquidation Proceeds (excluding Purchase Amounts)                     $1,491,139.83
                           Current Monthly Advances                                                 260,682.02
                           Amount of withdrawal, if any, from the Spread Account                         $0.00
                           Monthly Advance Recoveries                                              (195,542.56)
                           Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                           Purchase Amounts - Liquidated Receivables                                     $0.00
                           Income from investment of funds in Trust Accounts                        $68,818.51
                                                                                               ---------------
         Total Available Funds                                                                                       $18,792,624.59
                                                                                                                    ===============

         Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                             $0.00
                           Backup Servicer Fee                                                           $0.00
                           Basic Servicing Fee                                                     $426,489.11
                           Trustee and other fees                                                        $0.00
                           Class A-1 Interest Distributable Amount                                       $0.00
                           Class A-2 Interest Distributable Amount                                       $0.00
                           Class A-3 Interest Distributable Amount                                 $643,643.45
                           Class A-4 Interest Distributable Amount                                 $988,125.00
                           Class A-5 Interest Distributable Amount                                 $545,014.58
                           Noteholders' Principal Distributable Amount                          $15,061,876.22
                           Amounts owing and not paid to Security Insurer under
                                    Insurance Agreement                                                  $0.00
                           Supplemental Servicing Fees (not otherwise paid to
                                    Servicer)                                                            $0.00
                           Spread Account Deposit                                                $1,127,476.23
                                                                                               ---------------
         Total Amounts Payable on Distribution Date                                                                  $18,792,624.59
                                                                                                                    ===============


                                 Page 1 (1997-C)

    II.  Available Funds

         Collected Funds (see V)
                           Payments Received                                                    $17,167,526.79
                           Liquidation Proceeds (excluding Purchase Amounts)                     $1,491,139.83       $18,658,666.62
                                                                                               ---------------

         Purchase Amounts                                                                                                     $0.00

         Monthly Advances
                           Monthly Advances - current Monthly Period (net)                          $65,139.46
                           Monthly Advances - Outstanding Monthly Advances
                              not otherwise reimbursed to the Servicer                                   $0.00           $65,139.46
                                                                                               ---------------

         Income from investment of funds in Trust Accounts                                                               $68,818.51
                                                                                                                    ---------------

         Available Funds                                                                                             $18,792,624.59
                                                                                                                    ===============

    III. Amounts  Payable  on  Distribution  Date

          (i)(a)           Taxes due and unpaid with respect to the Trust
                              (not otherwise paid by OFL or the Servicer)                                                     $0.00

          (i)(b)           Outstanding Monthly Advances (not otherwise
                              reimbursed to Servicer and to be reimbursed on the
                              Distribution Date)                                                                              $0.00

          (i)(c)           Insurance Add-On Amounts (not otherwise reimbursed to
                              Servicer)                                                                                       $0.00

           (ii)            Accrued and unpaid fees (not otherwise paid by OFL or
                              the Servicer):
                                    Owner Trustee                                                        $0.00
                                    Administrator                                                        $0.00
                                    Indenture Trustee                                                    $0.00
                                    Indenture Collateral Agent                                           $0.00
                                    Lockbox Bank                                                         $0.00
                                    Custodian                                                            $0.00
                                    Backup Servicer                                                      $0.00
                                    Collateral Agent                                                     $0.00                $0.00
                                                                                               ---------------

         (iii)(a)          Basic Servicing Fee (not otherwise paid to Servicer)                                         $426,489.11

         (iii)(b)          Supplemental Servicing Fees (not otherwise paid to
                              Servicer)                                                                                       $0.00

         (iii)(c)          Servicer reimbursements for mistaken deposits or
                              postings of checks returned for insufficient funds
                              (not otherwise reimbursed to Servicer)                                                          $0.00

           (iv)            Class A-1 Interest Distributable Amount                                                            $0.00
                           Class A-2 Interest Distributable Amount                                                            $0.00
                           Class A-3 Interest Distributable Amount                                                      $643,643.45
                           Class A-4 Interest Distributable Amount                                                      $988,125.00
                           Class A-5 Interest Distributable Amount                                                      $545,014.58

           (v)             Noteholders' Principal Distributable Amount
                                    Payable to Class A-1 Noteholders                                                          $0.00
                                    Payable to Class A-2 Noteholders                                                 $15,061,876.22
                                    Payable to Class A-3 Noteholders                                                          $0.00
                                    Payable to Class A-4 Noteholders                                                          $0.00
                                    Payable to Class A-5 Noteholders                                                          $0.00

          (vii)            Unpaid principal balance of the Class A-1 Notes after
                              deposit to the Note Distribution Account of any funds
                              in the Class A-1 Holdback Subaccount (applies only on
                              the Class A-1 Final Scheduled Distribution Date)                                                $0.00

           (ix)            Amounts owing and not paid to Security Insurer under
                              Insurance Agreement                                                                             $0.00
                                                                                                                    ---------------

                           Total amounts payable on Distribution Date                                                $17,665,148.36
                                                                                                                    ===============

                                 Page 2 (1997-C)

    IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                           Amount of excess, if any, of Available Funds
                              over total amounts payable (or amount of such
                              excess up to the Spread Account Maximum Amount)                                         $1,127,476.23

         Reserve Account Withdrawal on any Determination Date:

                           Amount of excess, if any, of total amounts payable
                              over Available Funds (excluding amounts payable
                              under item (vii) of Section III)                                                                $0.00

                           Amount available for withdrawal from the Reserve
                              Account (excluding the Class A-1 Holdback
                              Subaccount), equal to the difference between the
                              amount on deposit in the Reserve Account and the
                              Requisite Reserve Amount (amount on deposit in the
                              Reserve Account calculated taking into account any
                              withdrawals from or deposits to the Reserve Account
                              in respect of transfers of Subsequent Receivables)                                              $0.00

                           (The amount of excess of the total amounts payable
                              (excluding amounts payable under item (vii) of
                              Section III) payable over Available Funds shall be
                              withdrawn by the Indenture Trustee from the Reserve
                              Account (excluding the Class A-1 Holdback Subaccount)
                              to the extent of the funds available for withdrawal
                              from in the Reserve Account, and deposited in the
                              Collection Account.)

                           Amount of withdrawal, if any, from the Reserve Account                                             $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
            Scheduled Distribution Date:

                           Amount by which (a) the remaining principal balance of
                              the Class A-1 Notes exceeds (b) Available Funds after
                              payment of amounts set forth in item (v) of
                              Section III                                                                                     $0.00

                           Amount available in the Class A-1 Holdback Subaccount                                              $0.00

                           (The amount by which the remaining principal balance of
                              the Class A-1 Notes exceeds Available Funds (after
                              payment of amount set forth in item (v) of Section
                              III) shall be withdrawn by the Indenture Trustee from
                              the Class A-1 Holdback Subaccount, to the extent of
                              funds available for withdrawal from the Class A-1
                              Holdback Subaccount, and deposited in the Note
                              Distribution Account for payment to the Class A-1
                              Noteholders)

                           Amount of withdrawal, if any, from the Class A-1
                              Holdback Subaccount                                                                             $0.00

         Deficiency Claim Amount:

                           Amount of excess, if any, of total amounts payable over
                              funds available for withdrawal from Reserve Amount,
                              the Class A-1 Holdback Subaccount and Available Funds                                           $0.00

                           (on the Class A-1 Final Scheduled Distribution Date,
                              total amounts payable will not include the remaining
                              principal balance of the Class A-1 Notes after giving
                              effect to payments made under items (v) and (vii) of
                              Section III and pursuant to a withdrawal from the
                              Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                           Amount of excess, if any, on the Distribution Date on or
                              immediately following the end of the Funding Period,
                              of (a) the sum of the Class A-1 Prepayment Amount,
                              the Class A-2 Prepayment Amount, the Class A-3
                              Prepayment Amount, the Class A-4 Prepayment Amount,
                              and the Class A-5 Prepayment Amount over (b) the
                              amount on deposit in the Pre-Funding Account                                                    $0.00

         Class A-1 Maturity Shortfall:

                           Amount of excess, if any, on the Class A-1 Final
                              Scheduled Distribution Date, of (a) the unpaid
                              principal balance of the Class A-1 Notes over (b) the
                              sum of the amounts deposited in the Note Distribution
                              Account under item (v) and (vii) of Section III or
                              pursuant to a withdrawal from the Class A-1 Holdback
                              Subaccount.                                                                                     $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
         Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)

                                 Page 3 (1997-C)

     V.  Collected Funds

         Payments Received:
                           Supplemental Servicing Fees                                                   $0.00
                           Amount allocable to interest                                           5,148,358.36
                           Amount allocable to principal                                         12,019,168.43
                           Amount allocable to Insurance Add-On Amounts                                  $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in the
                              Collection Account)                                                        $0.00
                                                                                               ---------------

         Total Payments Received                                                                                     $17,167,526.79

         Liquidation Proceeds:
                           Gross amount realized with respect to Liquidated
                              Receivables                                                         1,492,626.81

                           Less: (i) reasonable expenses incurred by Servicer
                              in connection with the collection of such Liquidated
                              Receivables and the repossession and disposition
                              of the related Financed Vehicles and (ii) amounts
                              required to be refunded to Obligors on such
                              Liquidated Receivables                                                 (1,486.98)
                                                                                               ---------------

         Net Liquidation Proceeds                                                                                     $1,491,139.83

         Allocation of Liquidation Proceeds:
                           Supplemental Servicing Fees                                                   $0.00
                           Amount allocable to interest                                                  $0.00
                           Amount allocable to principal                                                 $0.00
                           Amount allocable to Insurance Add-On Amounts                                  $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in the
                              Collection Account)                                                        $0.00                $0.00
                                                                                               ---------------      ---------------

         Total Collected Funds                                                                                       $18,658,666.62
                                                                                                                    ===============

    VI.  Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                         $0.00
                           Amount allocable to interest                                                  $0.00
                           Amount allocable to principal
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                    $0.00

         Purchase Amounts - Administrative Receivables                                                                        $0.00
                           Amount allocable to interest                                                  $0.00
                           Amount allocable to principal                                                 $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in the
                              Collection Account)                                                        $0.00
                                                                                               ---------------

         Total Purchase Amounts                                                                                               $0.00
                                                                                                                    ===============

   VII.  Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                   $474,002.03

         Outstanding Monthly Advances reimbursed to the Servicer
            prior to deposit in the Collection Account from:
                           Payments received from Obligors                                        ($195,542.56)
                           Liquidation Proceeds                                                          $0.00
                           Purchase Amounts - Warranty Receivables                                       $0.00
                           Purchase Amounts - Administrative Receivables                                 $0.00
                                                                                               ---------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                    ($195,542.56)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                   ($195,542.56)

         Remaining Outstanding Monthly Advances                                                                         $278,459.47

         Monthly Advances - current Monthly Period                                                                      $260,682.02
                                                                                                                    ---------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                     $539,141.49
                                                                                                                    ===============

                                 Page 4 (1997-C)

  VIII.  Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

       Payments received allocable to principal                                                                      $12,019,168.43
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                   $3,042,707.79
       Purchase Amounts - Warranty Receivables allocable to principal                                                         $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                                   $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                         $0.00
       Cram Down Losses                                                                                                       $0.00
                                                                                                                    ---------------

       Principal Distribution Amount                                                                                 $15,061,876.22
                                                                                                                    ===============

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                               $0.00

       Multiplied by the Class A-1 Interest Rate                                                         5.650%

       Multiplied by actual days in the period, or in the case of the first
          Distribution Date, by 27/360                                                              0.08611111                $0.00
                                                                                               ---------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

       Class A-1 Interest Distributable Amount                                                                                $0.00
                                                                                                                    ===============

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                               $0.00

       Multiplied by the Class A-2 Interest Rate                                                         6.050%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                 0.08333333                $0.00
                                                                                               ---------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

       Class A-2 Interest Distributable Amount                                                                                $0.00
                                                                                                                    ===============

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                     $123,579,542.41

       Multiplied by the Class A-3 Interest Rate                                                         6.250%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                 0.08333333         $643,643.45
                                                                                               ---------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

       Class A-3 Interest Distributable Amount                                                                          $643,643.45
                                                                                                                    ===============

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                     $186,000,000.00

       Multiplied by the Class A-4 Interest Rate                                                         6.375%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                 0.08333333          $988,125.00
                                                                                               ---------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

       Class A-4 Interest Distributable Amount                                                                          $988,125.00
                                                                                                                    ===============


                                 Page 5 (1997-C)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                      $99,850,000.00

       Multiplied by the Class A-5 Interest Rate                                                        6.550%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360                 0.08333333          $545,014.58
                                                                                               ---------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------

       Class A-5 Interest Distributable Amount                                                                          $545,014.58
                                                                                                                    ===============


G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                           $0.00
       Class A-2 Interest Distributable Amount                                                           $0.00
       Class A-3 Interest Distributable Amount                                                     $643,643.45
       Class A-4 Interest Distributable Amount                                                     $988,125.00
       Class A-5 Interest Distributable Amount                                                     $545,014.58

       Noteholders' Interest Distributable Amount                                                                     $2,176,783.03
                                                                                                                    ===============

H.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                            $15,061,876.22

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%,
          (ii) for the Distribution Date on which the principal balance of the
          Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
          Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1
          Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
          Distribution Date)                                                                           100.00%       $15,061,876.22
                                                                                               ---------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                      $0.00
                                                                                                                    ---------------

       Noteholders' Principal Distributable Amount                                                                   $15,061,876.22
                                                                                                                    ===============

I.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class A-1
          Notes (equal to entire Noteholders' Principal Distributable Amount until
          the principal balance of the Class A-1 Notes is reduced to zero)                                                    $0.00
                                                                                                                    ===============

       Amount of Noteholders' Principal Distributable Amount payable to Class A-2
          Notes (no portion of the Noteholders' Principal Distributable Amount is
          payable to the Class A-2 Notes until the principal balance of the Class
          A-1 Notes has been reduced to zero; thereafter, equal to the entire
          Noteholders' Principal Distributable Amount)                                                               $15,061,876.22
                                                                                                                    ===============

                                 Page 6 (1997-C)

    IX.  Pre-Funding Account

         A.  Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00
                                                                                                                    ---------------
                                                                                                                              $0.00
                                                                                                                    ===============

         Less: withdrawals from the Pre-Funding Account in respect of transfers of
            Subsequent Receivables to the Trust occurring on a Subsequent Transfer
            Date (an amount equal to (a) $0 (the aggregate Principal Balance of
            Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
            after giving effect to transfer of Subsequent Receivables over (ii) $0))                                          $0.00

         Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
            below)                                                                                                            $0.00
                                                                                                                    ---------------

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                                                                                                         $0.00
                                                                                               ---------------
                                                                                                                              $0.00
                                                                                                                    ===============


         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (December 1997
            Distribution Date) or the Pre-Funded Amount being reduced to $100,000
            or less on any Distribution Date                                                                                  $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
            Date)                                                                                                             $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
            Date)                                                                                                             $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
            Date)                                                                                                             $0.00

         Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
            Date)                                                                                                             $0.00

         Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the Distribution
            Date)                                                                                                             $0.00

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                         $0.00
         Class A-2 Prepayment Premium                                                                                         $0.00
         Class A-3 Prepayment Premium                                                                                         $0.00
         Class A-4 Prepayment Premium                                                                                         $0.00
         Class A-5 Prepayment Premium                                                                                         $0.00


                                 Page 7 (1997-C)

     X.  Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1
            Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5
            Notes,

                  Product of (x)  6.19% (weighted average interest of Class A-1
                  Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
                  Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance)
                  divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                  Distribution Date) and (z) 0 (the number of days until the
                  August 1997 Distribution Date))                                                                             $0.00

                  Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
                  Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                  number of days until the December 1997 Distribution Date)                                                   $0.00
                                                                                                                    ---------------


         Requisite Reserve Amount                                                                                             $0.00
                                                                                                                    ===============

         Amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) as of the preceding Distribution Date or, in the
            case of the first Distribution Date, as of the Closing Date                                                       $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
            Account in respect of transfers of Subsequent Receivables)                                                        $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve Account
            (other than the Class A-1 Holdback Subaccount) over the Requisite
            Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of
            Subsequent Receivables)                                                                                           $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1
            Holdback Subaccount) to cover the excess, if any, of total amount
            payable over Available Funds (see IV above)                                                                       $0.00
                                                                                                                    ---------------

         Amount remaining on deposit in the Reserve Account (other than the
            Class A-1 Holdback Subaccount) after the Distribution Date                                                        $0.00
                                                                                                                     ==============

    XI.  Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
            Date, as applicable,                                                                                              $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
            Pool Balance after giving effect to the transfer of Subsequent
            Receivables on the Distribution Date or on a Subsequent Transfer Date
            preceding the Distribution Date))                                                                                 $0.00

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
            to cover a Class A-1 Maturity Shortfall (see IV above)                                                            $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
            Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
            the Indenture Trustee)                                                                                            $0.00
                                                                                                                    ---------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                    ===============

                                 Page 8 (1997-C)

   XII.  Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period   $409,429,542.41
         Multiplied by Basic Servicing Fee Rate                                            1.25%
         Multiplied by months per year                                                 0.0833333
                                                                                 ---------------

         Basic Servicing Fee                                                                         $426,489.11

         Less: Backup Servicer Fees (annual rate of 1 bp)                                                  $0.00

         Supplemental Servicing Fees                                                                       $0.00
                                                                                                   -------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $426,489.11
                                                                                                                    ===============

  XIII.  Information for Preparation of Statements to Noteholders

                  a.       Aggregate principal balance of the Notes as of first
                              day of Monthly Period
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                 $123,579,542.41
                                    Class A-4 Notes                                                                 $186,000,000.00
                                    Class A-5 Notes                                                                  $99,850,000.00

                  b.       Amount distributed to Noteholders allocable to
                              principal
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                  $15,061,876.22
                                    Class A-4 Notes                                                                           $0.00
                                    Class A-5 Notes                                                                           $0.00

                  c.       Aggregate principal balance of the Notes (after
                              giving effect to distributions on the Distribution
                              Date)
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                 $108,517,666.19
                                    Class A-4 Notes                                                                 $186,000,000.00
                                    Class A-5 Notes                                                                  $99,850,000.00

                  d.       Interest distributed to Noteholders
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                     $643,643.45
                                    Class A-4 Notes                                                                     $988,125.00
                                    Class A-5 Notes                                                                     $545,014.58

                  e.       1.  Class A-1 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                                $0.00
                           2.  Class A-2 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                                $0.00
                           3.  Class A-3 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                                $0.00
                           4.  Class A-4 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                                $0.00
                           5.  Class A-5 Interest Carryover Shortfall, if any
                               (and change in amount from preceding statement)                                                $0.00

                  f.       Amount distributed payable out of amounts withdrawn
                              from or pursuant to:
                           1.  Reserve Account                                                             $0.00
                           2.  Class A-1 Holdback Subaccount                                               $0.00
                           3.  Claim on the Note Policy                                                    $0.00

                  g.       Remaining Pre-Funded Amount                                                                        $0.00

                  h.       Remaining Reserve Amount                                                                           $0.00

                  i.       Amount on deposit on Class A-1 Holdback Subaccount                                                 $0.00

                  j.       Prepayment amounts
                                    Class A-1 Prepayment Amount                                                               $0.00
                                    Class A-2 Prepayment Amount                                                               $0.00
                                    Class A-3 Prepayment Amount                                                               $0.00
                                    Class A-4 Prepayment Amount                                                               $0.00
                                    Class A-5 Prepayment Amount                                                               $0.00

                  k.        Prepayment Premiums
                                    Class A-1 Prepayment Premium                                                              $0.00
                                    Class A-2 Prepayment Premium                                                              $0.00
                                    Class A-3 Prepayment Premium                                                              $0.00
                                    Class A-4 Prepayment Premium                                                              $0.00
                                    Class A-5 Prepayment Premium                                                              $0.00

                  l.       Total of Basic Servicing Fee, Supplemental Servicing
                              Fees and other fees, if any, paid by the Trustee
                              on behalf of the Trust                                                                    $426,489.11

                  m.       Note Pool Factors (after giving effect to
                              distributions on the Distribution Date)
                                    Class A-1 Notes                                                                     0.00000000
                                    Class A-2 Notes                                                                     0.00000000
                                    Class A-3 Notes                                                                     0.75359490
                                    Class A-4 Notes                                                                     1.00000000
                                    Class A-5 Notes                                                                     1.00000000


                                 Page 9 (1997-C)

   XVI.  Pool Balance and Aggregate Principal Balance

                  Original Pool Balance at beginning of Monthly Period                                              $774,999,997.81
                  Subsequent Receivables                                                                                      $0.00
                                                                                                                    ---------------
                  Original Pool Balance at end of Monthly Period                                                    $774,999,997.81
                                                                                                                    ===============

                  Aggregate Principal Balance as of preceding Accounting Date                                       $409,429,542.41
                  Aggregate Principal Balance as of current Accounting Date                                         $394,367,666.19



         Monthly Period Liquidated Receivables                                  Monthly Period Administrative Receivables

                                Loan #                 Amount                                 Loan #               Amount
                                ------                 ------                                 ------               ------
                  see attached listing              3,042,707.79                see attached listing                 -
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    -----
                                                   $3,042,707.79                                                    $0.00
                                                   =============                                                    =====

 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all Receivables
            delinquent more than 30 days with respect to all or any portion of a
            Scheduled Payment as of the Accounting Date                                          25,709,823.83

         Aggregate Principal Balance as of the Accounting Date                                 $394,367,666.19
                                                                                               ---------------

         Delinquency Ratio                                                                                              6.51925247%
                                                                                                                    ===============







         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA  FINANCIAL  LTD.

                                    By:
                                       -----------------------------------------

                                    Name: Scott R. Fjellman
                                         ---------------------------------------
                                    Title: Vice President/Securitization



                                Page 10 (1997-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JULY 31, 1999

     I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                        $775,000,000.00

                           AGE OF POOL (IN MONTHS)                                            23

    II.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of
            all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                               $25,709,823.83

         Aggregate Principal Balance as of the Accounting Date                                     $394,367,666.19
                                                                                                   ---------------

         Delinquency Ratio                                                                                             6.51925247%
                                                                                                                    ==============


   III.  Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                                6.51925247%

         Delinquency ratio - preceding Determination Date                                              5.52486287%

         Delinquency ratio - second preceding Determination Date                                       6.01449516%
                                                                                                   --------------


         Average Delinquency Ratio                                                                                     6.01953683%
                                                                                                                    ==============


    IV.  Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                         $75,632,438.47

                  Add: Sum of Principal Balances (as of the Accounting Date) of
                          Receivables that became Liquidated Receivables during
                          the Monthly Period or that became Purchased
                          Receivables during Monthly Period (if delinquent more
                          than 30 days with respect to any portion of a
                          Scheduled Payment at time of purchase)                                                     $3,042,707.79
                                                                                                                    --------------

         Cumulative balance of defaults as of the current Accounting Date                                           $78,675,146.26

                  Sum of Principal Balances (as of the Accounting Date)
                     of 90+ day delinquencies                                                         6,033,616.40

                           Percentage of 90+ day delinquencies applied to
                              defaults                                                                     100.00%   $6,033,616.40
                                                                                                   ---------------   -------------

         Cumulative balance of defaults and 90+ day delinquencies as of the
            current Accounting Date                                                                                 $84,708,762.66
                                                                                                                    ==============




     V.  Cumulative Default Rate as a % of Original Principal Balance

         Cumulative Default Rate - current Determination Date                                          10.9301629%

         Cumulative Default Rate - preceding Determination Date                                        10.4491915%

         Cumulative Default Rate - second preceding Determination Date                                 10.0671890%


                                 Page 1 (1997-C)

    VI.  Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                   $35,927,516.39

                  Add: Aggregate of Principal Balances as of the Accounting Date
                          (plus accrued and unpaid interest theron to the end
                          of the Monthly Period) of all Receivables that became
                          Liquidated Receivables or that became Purchased
                          Receivables and that were delinquent more than 30 days
                          with respect to any portion of a Scheduled Payment as
                          of the Accounting Date                                                     $3,042,707.79
                                                                                                   ---------------

                       Liquidation Proceeds received by the Trust                                   ($1,491,139.83)   $1,551,567.96
                                                                                                   ---------------  ---------------

         Cumulative net losses as of the current Accounting Date                                                     $37,479,084.35

                  Sum of Principal Balances (as of the Accounting Date)
                     of 90+ day delinquencies                                                        $6,033,616.40

                           Percentage of 90+ day delinquencies applied to losses                            40.00%    $2,413,446.56
                                                                                                   ---------------  ---------------

         Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $39,892,530.91
                                                                                                                    ===============




   VII.  Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                           5.1474233%

         Cumulative Net Loss Rate - preceding Determination Date                                                         4.9118754%

         Cumulative Net Loss Rate - second preceding Determination Date                                                  4.7197818%




  VIII.  Classic/Premier Loan Detail

                                                                                    Classic             Premier           Total
                                                                                    -------             -------           -----
         Aggregate Loan Balance, Beginning                                       $246,865,762.67   $162,563,779.74  $409,429,542.41
           Subsequent deliveries of Receivables                                            $0.00              0.00             0.00
           Prepayments                                                             (2,643,742.01)    (2,435,564.93)   (5,079,306.94)
           Normal loan payments                                                    (3,882,689.31)    (3,057,172.18)   (6,939,861.49)
           Defaulted Receivables                                                   (1,886,029.46)    (1,156,678.33)   (3,042,707.79)
           Administrative and Warranty Receivables                                          0.00              0.00             0.00
                                                                                 --------------------------------------------------
         Aggregate Loan Balance, Ending                                          $238,453,301.89   $155,914,364.30  $394,367,666.19
                                                                                 ==================================================

         Delinquencies                                                            $19,109,467.29      6,600,356.54   $25,709,823.83
         Recoveries                                                                  $883,047.82       $608,092.01    $1,491,139.83
         Net Losses                                                                 1,002,981.64        548,586.32    $1,551,567.96


  VIII.  Other  Information  Provided  to  FSA

                  A.  Credit Enhancement Fee information:

                      Aggregate Principal Balance as of the Accounting Date                        $394,367,666.19
                      Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                           0.0208%
                                                                                                   ---------------
                               Amount due for current period                                                             $82,159.93
                                                                                                                    ===============


                  B.  Dollar amount of loans that prepaid during the Monthly
                         Period                                                                                       $5,079,306.94
                                                                                                                    ===============

                      Percentage of loans that prepaid during the Monthly Period                                        1.28796232%
                                                                                                                    ===============


                                 Page 2 (1997-C)

    IX.  Spread Account Information                                                                      $                 %

         Beginning Balance                                                                         $18,660,067.97       4.73164247%

         Deposit to the Spread Account                                                              $1,127,476.23       0.28589469%
         Spread Account Additional Deposit                                                                  $0.00       0.00000000%
         Withdrawal from the Spread Account                                                            ($8,087.63)     -0.00205078%
         Disbursements of Excess                                                                   ($2,254,632.20)     -0.57170818%
         Interest earnings on Spread Account                                                           $80,912.26       0.02051696%
                                                                                                 ----------------   ---------------

         Sub-Total                                                                                 $17,605,736.63       4.46429516%
         Spread Account Recourse Reduction Amount                                                  $10,000,000.00       2.53570484%
                                                                                                 ----------------   ---------------
         Ending Balance                                                                            $27,605,736.63       7.00000000%
                                                                                                 ================   ===============


         Specified Balance pursuant to Section 3.03 of the Spread Account
              Agreement among Olympic Financial Ltd., Arcadia Receivables
              Finance Corp., Financial Security Assurance Inc. and Norwest
              Bank Minnesota, National Association                                                 $27,605,736.63       7.00000000%
                                                                                                 ================   ===============

     X.  Trigger Events

         Cumulative Loss and Default Triggers as of September 1, 1997

         ---------------------------------------------------------------------------------------

                              Loss                Default           Loss Event     Default Event
          Month            Performance          Performance         of Default       of Default
         ---------------------------------------------------------------------------------------
            3                 1.37%                2.60%              1.94%             3.77%
            6                 2.39%                4.82%              3.50%             7.23%
            9                 3.23%                6.80%              4.84%            10.21%
            12                3.84%                8.47%              5.75%            12.70%
            15                4.20%                9.29%              6.30%            13.93%
            18                4.54%               10.41%              6.81%            15.62%
            21                4.79%               11.42%              7.18%            17.14%
            24                4.98%               12.15%              7.47%            18.22%
            27                5.12%               12.82%              7.68%            19.23%
            30                5.26%               13.37%              7.90%            20.05%
            33                5.36%               13.81%              8.05%            20.72%
            36                5.46%               14.14%              8.20%            21.20%
            39                5.54%               14.44%              8.31%            21.66%
            42                5.62%               14.61%              8.43%            21.95%
            45                5.70%               14.78%              8.55%            22.17%
            48                5.74%               14.91%              8.61%            22.36%
            51                5.78%               14.99%              8.67%            22.49%
            54                5.82%               15.06%              8.73%            22.58%
            57                5.85%               15.09%              8.78%            22.64%
            60                5.87%               15.13%              8.81%            22.69%
            63                5.89%               15.14%              8.84%            22.71%
            66                5.91%               15.16%              8.86%            22.74%
            69                5.92%               15.17%              8.88%            22.76%
            72                5.94%               15.19%              8.91%            22.79%
         ---------------------------------------------------------------------------------------


         Average Delinquency Ratio equal to or greater than 6.19%                                     Yes________      No___X____

         Cumulative Default Rate (see above table)                                                    Yes________      No___X____

         Cumulative Net Loss Rate (see above table)                                                   Yes________      No___X____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                          Yes________      No___X____

    XI.  Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                             Yes________      No___X____

         To the knowledge of the Servicer, a Capture Event has occurred and be
            continuing                                                                                Yes________      No___X____

         To the knowledge of the Servicer, a prior Capture Event has been cured
            by a permanent waiver                                                                     Yes________      No___X____

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA  FINANCIAL  LTD.

                                    By:
                                       -----------------------------------------

                                    Name:  Scott R. Fjellman
                                         ---------------------------------------
                                    Title: Vice President/Securitization


                                 Page 3 (1997-C)